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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                    CREDIT SUISSE INVESTMENT GRADE BOND FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

On May 20, 2003, the Board of Directors of Credit Suisse Investment Grade Bond Fund (the "Acquired Fund") approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the assets and liabilities of the Acquired Fund would be transferred to Credit Suisse Fixed Income Fund (the "Acquiring Fund") in exchange for shares of beneficial interest of the Acquiring Fund. The Acquired Fund would then be liquidated and shares of beneficial interest of the Acquiring Fund would be distributed to the Acquired Fund's shareholders.

If the Reorganization is completed, each shareholder of the Acquired Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of beneficial interest of the Acquiring Fund with the same aggregate net asset value as their shares of the Acquired Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Acquired Fund in anticipation of a special meeting of shareholders to be held at a later date.

May 27, 2003                                                             16-0503
                                                                             For
                                                                           WPBDF
                                                                           CSIGL
                                                                        2003-031